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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 12, 2004

                       AMERICAN REAL ESTATE PARTNERS, L.P.
         ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                         1-9516                  13-3398766
-----------------------         -----------------------      -------------------
(State of Organization)         (Commission File Number)       (IRS Employer
                                                             Identification No.)

      100 South Bedford Road, Mt. Kisco, NY                     10549
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    (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (914) 242-7700

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9. REGULATION FD DISCLOSURE.

      The following information is furnished pursuant to Item 9, "Regulation FD Disclosure."

      AREP has attached hereto as Exhibit 99.1 and incorporated by reference herein the quarterly report for the three and six months ended June 30, 2004, for its indirect wholly-owned subsidiary, American Casino & Entertainment Properties LLC ("ACEP"). The quarterly report has been provided to the holders of its 7.85% Senior Secured Notes due 2012 pursuant to the provisions of the Indenture, dated as of January 29, 2004, among ACEP, American Casino & Entertainment Properties Finance Corp. and each of the guarantors party thereto and Wilmington Trust Company, as Trustee, with respect to the Notes.

      EXHIBIT INDEX

      99.1 ACEP's quarterly report for the three and six months ended June 30, 2004.

      [remainder of page intentionally left blank; signature page follows]

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN REAL ESTATE PARTNERS, L.P.
                                        (Registrant)

                                        By: American Property Investors, Inc.
                                            General Partner

                                            By: /s/ John P. Saldarelli
                                                --------------------------------
                                                John P. Saldarelli
                                                Chief Financial Officer,
                                                Secretary and Treasurer

Dated: August 12, 2004

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